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                                                                   EXHIBIT 23.11

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


     I hereby consent to the reference to me as a prospective director of Regency Realty Corporation where it appears in this Registration Statement, including the Prospectus constituting a part thereof, and any amendment thereto.


                                        /s/ Thomas B. Allin
                                        -----------------------------
                                        Thomas B. Allin